Summary Prospectus

March 1, 2010

Class / Ticker:  A / ACVFX

Alger Convertible Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Convertible Fund seeks current income and possible long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during the fiscal year ended October 31, 2009 and adjusted for fees currently in place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 31 of the Fund's Statement of Additional Information.

Class	A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None
Redemption Fee as a % of amount redeemed	2.00%

The Fund will charge a redemption fee of 2.0% on shares redeemed (including by exchange) within 30 days of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.76%
Total Annual Fund Operating Expenses	1.72%
Expense Reimbursement	.48%*
Total Annual Fund Operating Expenses After Expense Reimbursement	1.24%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses through February 28, 2011, to the extent necessary to limit the annual operating expenses of the Fund's Class A Shares to 1.24% of the Fund's average net assets (excluding interest, taxes, brokerage, and extraordinary expenses). This expense reimbursement cannot be terminated.

Inspired by Change, Driven by Growth.

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
A	$645	$944	$1,367	$2,411

Absent expense reimbursement, expenses with redemptions would be as follows:

A	$691	$1,038	$1,409	$2,449

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130.33% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt or preferred securities which are convertible and otherwise carry the right to obtain the common stock of the company issuing such debt or preferred securities. The Fund reserves the right to retain, on a temporary or interim basis, the common stock or other securities or assets obtained upon conversion of the convertible securities acquired by the Fund. The Fund will provide shareholders with at least 60 days' prior notice of any change with respect to this policy.

The Fund invests primarily in debt or preferred convertible securities which are listed on U.S. exchanges or in the over-the-counter market. The Fund may invest in securities rated below investment grade or, if unrated, determined by Fred Alger Management, Inc. to be of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by Nationally Recognized Statistical Rating Organizations or, if unrated, determined by Fred Alger Management, Inc. to be of comparable quality. The average term to maturity of the Fund's securities typically will range from two to ten years.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the return on the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

Principal Risks

Risks of investing in the Fund include:

•  the risk that convertible securities may be subordinate to other debt securities issued by the same company.

•  the risk that issuers of convertible securities may not be as strong financially as other companies, and may be more vulnerable to changes in the economy.

•  the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default. Junk bonds have a higher risk of default, greater price volatility, and may be less liquid and more difficult to value than investment grade bonds.

•  the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

•  the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

•  the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

•  fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

•  the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

•  the risk that your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the front-end sales charge imposed on Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Before the Fund commenced operations, substantially all of the assets of another investment company advised by Fred Alger Management, Inc., Castle Convertible Fund, Inc., were transferred to the Fund in a tax-free reorganization. The reorganization occurred on January 9, 2009. The performance figures for the Fund's Class A Shares include the performance of the common stock of Castle Convertible Fund, Inc. prior to that date. The calculation of total return assumes dividends were reinvested at market value. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Best Quarter:
Q3 2009   17.29%

Worst Quarter:
Q4 2008   -20.57%

Average Annual Total Return As Of December 31, 2009

	1 Year	5 Years	10 Years
Class A (Inception 1/9/09)
Return Before Taxes	31.46%	-0.44%	2.59%
Return After Taxes on Distributions	29.58%	-2.96%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	20.23%	-2.11%	0.85%
Merrill Lynch All Convertible Index (reflects no deduction for fees, expenses or taxes)	49.13%	2.69%	2.27%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Class A Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Manager:	John A. Curry Vice President and Portfolio Manager Since Inception (1/9/09)

John A. Curry served as portfolio manager of Castle Convertible Fund, Inc. from December 2004 through the reorganization, as well.

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

Convertible 3110